UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: February 18, 2011
(Date of earliest event reported)
HERMAN MILLER, INC.
(Exact name of registrant as specified in its charter)

Michigan (State or Other Jurisdiction of incorporation)	001-15141 (Commission File No.)	38-0837640 (IRS Employer Identification no.)

855 East Main Avenue Zeeland, Michigan (Address of Principal Executive Offices)	49464 (Zip Code)
(616) 654-3000
(Registrant's Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[__]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[__]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[__]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[__]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(d)       Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Herman Miller, Inc. (the Company) announced the appointment of David A. Brandon, Director of Intercollegiate Athletics at the University of Michigan, to the Board of Directors of the Company effective February 18, 2011.

Item 9.01.         Financial Statements and Exhibits.
99.1    Press release announcing appointment of David A. Brandon to the Herman Miller, Inc. Board of Directors, issued by the Company on February 18, 2011

SIGNATURE
    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 18, 2011	HERMAN MILLER, INC.
(Registrant)

	By:	/s/ Gregory J. Bylsma Gregory J. Bylsma
Chief Financial Officer (Principal Accounting Officer and Duly Authorized Signatory for Registrant)